CLAYMORE EXCHANGE-TRADED FUND TRUST

                          CLAYMORE/BEACON SPIN-OFF ETF
                   CLAYMORE/ZACKS MULTI-ASSET INCOME INDEX ETF
                         CLAYMORE/ZACKS MID-CAP CORE ETF
                  CLAYMORE/SABRIENT DEFENSIVE EQUITY INDEX ETF
                          CLAYMORE/BNY MELLON BRIC ETF
                      CLAYMORE/ZACKS DIVIDEND ROTATION ETF
              CLAYMORE/S&P GLOBAL DIVIDEND OPPORTUNITIES INDEX ETF
            CLAYMORE/MORNINGSTAR MANUFACTURING SUPER SECTOR INDEX ETF
             CLAYMORE/MORNINGSTAR INFORMATION SUPER SECTOR INDEX ETF
              CLAYMORE/MORNINGSTAR SERVICES SUPER SECTOR INDEX ETF
                          CLAYMORE/SABRIENT INSIDER ETF
                         CLAYMORE/OCEAN TOMO PATENT ETF
                      CLAYMORE/OCEAN TOMO GROWTH INDEX ETF
                     CLAYMORE/RAYMOND JAMES SB-1 EQUITY ETF
                          CLAYMORE/SABRIENT STEALTH ETF
                     CLAYMORE U.S. CAPITAL MARKETS BOND ETF
            CLAYMORE U.S. CAPITAL MARKETS MICRO-TERM FIXED INCOME ETF
                 CLAYMORE U.S.-1 - THE CAPITAL MARKETS INDEX ETF
              CLAYMORE/BNY MELLON INTERNATIONAL SMALL CAP LDRS ETF
                       CLAYMORE/ZACKS SECTOR ROTATION ETF

SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS FOR THE ABOVE LISTED FUNDS:

The following paragraphs are hereby added to the "Investment Advisory Services"
section in each Fund's Prospectus at the end of the sub-section "Investment Adviser":

On July 17, 2009, Claymore Group Inc., the parent of the Investment Adviser, entered into an Agreement and Plan of Merger between and among Claymore Group Inc., Claymore Holdings, LLC and GuggClay Acquisition, Inc., (with the latter two entities being wholly-owned, indirect subsidiaries of Guggenheim Partners, LLC ("Guggenheim")) whereby GuggClay Acquisition, Inc. will merge into Claymore Group Inc. which will be the surviving entity. The parties intend that the completed merger will result in a change-of-control whereby Claymore Group Inc. and its subsidiaries, including the Investment Adviser, will become indirect, wholly-owned subsidiaries of Guggenheim. The transaction is not expected to affect the daily operations of the Funds or the investment management activities of the Investment Adviser.

Under the 1940 Act, consummation of this transaction will result in the automatic termination of the Advisory Agreement. Accordingly, prior to such consummation, the Trust expects to enter into a new investment advisory agreement with the Investment Adviser, to become effective upon the consummation of the transaction. This new investment advisory agreement will be subject to the initial approval of the Board of Trustees and subsequent approval by each Fund's shareholders.

                       CLAYMORE EXCHANGE-TRADED FUND TRUST
                            2455 Corporate West Drive
                              Lisle, Illinois 60532

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE


July 30, 2009